                                     ANNEX 1

                              SIMSCAN 2 USER'S LIST

Koo Foundation Sun Yat Sen Hosp.           1996           Taiwan

People Hospital of Guandong                1997           Guangzhu (China)

                                           1998           Iran

                                           1998           Cairo (Egypt)

Instituto Salvadoreno del Segu             1998           El Salvador

Shezhen HOSPITAL                           1998           Shezhen (China)

                                           1998           Turkey

                             SIMSCAN 2 WITH CT MODE

Jean Minjoz Teaching Hospital              1993           Besancon (25)(1)

Montbeliard Hospital                       1994           Montbeliard (25)

French Red Cross                           1995           Paris (75)

IGR 1                                      1995           Villejuif (94)

IGR 2                                      1996           Villejuif (94)

Habib Bourguiba Teaching Hospital          1996           Sfax (Tunisia)

--------

(1) These numbers indicate the geographical "Department" in which the hospital is located.

                               SIMIC'S USER'S LIST

Clinique(2) Sainte Marie                   1996           Chalon S/Saone (F)

Clinique Beauregard                        1996           Marseille (F)

Clinique du Pont St Vaast                  1997           Douai (F)

Oncological Center                         1997           Dunkirk (F)

De la Salle University                     1997           Cavite (Philippines)

Istanbul University                        1998           Istanbul (Turkey)

Clinique Sainte Clotilde                   1998           La Reunion (F)

Clinique de Savoie                         1998           Annemasse (F)


----------
(2) In France, a "clinique" designates a private hospital. It is usually of more modest size than a hospital. A "hopital" is owned by a government agency or other public authority

                                     ANNEX 2

                                   TERRITORIES

Distribution agreements with respect to the following countries and geographical areas:

Europe
        European Union
        Switzerland
        Eastern Europe
        Scandinavia

Asia
        Near East
        Middle East
        Japan
        China
        Indonesia
        India

Africa

North America

South America

Australia

ANNEX 3

                                  PRODUCT LIST

SIMSCAN 2 Simulator/SIMSCAN NT including:

I/      Simulation set

        X-Ray/Imaging set

II      Tomography

III     Radioscopy numeration "FLO"

IV      "BESTTOP" tray

1/      Naked "Besttop" tray as replacement for SIMSCAN 2 full tray
2/      Naked tray only
3/      Naked tray with adaptator for installation on SIEMENS ZXT table
4/      Naked tray with adaptator for installation on VARIAN/CLINAC table
5/      Naked tray with adaptator for installation on GEMS 760S table
6/      Inclined plane
7/      Window
8/      Additional arm rest
9/      Additional foot stop

V       OPTIONS

1/      Manual accessories rack under collimating lens
2/      Motorized accessories rack under collimating lens
3/      Motorized table tray rotator
4/      Laser centering system (2 lateral, 1 sagittal)
5/      Laser retrocentering tool
6/      21" screen in lieu of the 14"
7/      Graduated plates
8/      PROFILE conformator for wall mounting
9/      PROFILE conformator for ceiling mounting
10/     Manual mobile conformator
11/     Digital mobile conformator
12/     Antidiffusing screen 428x 428 cm, 2mm thick
13/     Antidiffusing screen 480x438 cm, 5mm thick
14/     36/43 cassette
15/     Adaptor for 30/40 cassette

16/     Adaptor for 24/30 cassette
17/     Set of leg rests
18/     Specific interface ETHERNET or TOKEN RING
        by SIMSCAM 2 and/or SCANVIEW on patient data network
        and/or on dosimetric system
19/     Archiving of SCANVIEW pictures on optical disk 1.2 Go HP
20/     Duplications for SCANVIEW


SIMICS SIMULATOR including:

I/      Electromechanical set

II/     Remote controlled isocentric table

III/    Command console

IV/     Radiology/Imaging set

V/      Options

1/      Motorized X, Y movements for the table tray
2/      Motorized DSA(3) adjustable for 80 or 100 cm
3/      Digital posting of the field (X,Y)
4/      Adaptor for cassettes 30/40 and 24/30
5/      Laser centering systems (2 lateral, 1 sagittal)
6/      Manual accessory holder under collimating lense


THYROID IMAGER "yVIEW"

Options

1/      Ethernet network
2/      Diverging collimating lense
3/      laser printer


----------
(3) I would need to have the full name (not initials) in French in order to more precisely translate

                                     ANNEX 4

                          PRICE AND DELIVERY CONDITIONS

SALES MECASERTO TO COM.S.A.

                                                      Unit price

421116  SIMSCAN 2 + BG Radiology                       1 296 372
421113  SIMSCAN 2 + Tomo + HG Radiology                1 842 123
421117  Simplified simulator + BG Radiology              900 782
421151  Fixed DSA simplified simulator                   513 469
42113   Accessories
421141  SIMSCAN 2 installations +  Tomo                   96 529
421141  SIMSCAN 2 installations + Tomo + Radiology       120 192
421141  SIMICS installations + Radiology                  72 974
421222  Thyroid Imager                                   327 585
421170  "BESTTOP" tray                                    53 443


DELIVERY CONDITIONS

        Export:   Price at factory, packaging in addition
        France:   Price at delivery at destination

FORMULA FOR PRICE ADJUSTMENTS
P=PO(0.125+0.575 S/SO + 0.30 PsdC/PsdCO)

S:             Manpower cost index

S. PsdC:       Index of miscellaneous type C products and services

S. Psdc:       Indexes on the price adjustment date

So1 PsdCO:     Indexes in June 1998

Po:            Price on June 1st 1998

P:             Revised price

                                     ANNEX 5
                                [NOT REFERENCED]

                                     ANNEX 6

                          LIST OF TRANSFERRED PERSONNEL

-Madame Karine VERNEAU
4, rue des Ecoles
77360 VAIRES SUR MARNE

-Monsieur Cyrille DESWERT
78, Cours de Vincennes
75012 PARIS

-Monsieur Pierre-Xavier RIBOT
135, avenue de Versailles
75016 PARIS